UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022 (December 14, 2022)

Hartford Funds Exchange-Traded Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23222	86-3860707
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

690 Lee Road

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-4068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hartford Schroders ESG US Equity ETF	HEET	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 14, 2022, the compliance staff (the “Staff”) of Cboe BZX Exchange, Inc. (“Cboe”) provided written notice to Hartford Funds Exchange-Traded Trust (the “Trust”) that it is not in compliance with the continued listing standard set forth in Exchange Rule 14.11(l)(4)(B)(i)(c) of Cboe with respect to one of its series, the Hartford Schroders ESG US Equity ETF (the “Fund”). Exchange Rule 14.11(l)(4)(B)(i)(c) requires that, in order to comply with Cboe continued listing standards, a listed company must maintain no fewer than 50 beneficial holders of series of ETF Shares for 30 or more consecutive trading days following the initial twelve-month period after the commencement of trading on the exchange of a series of ETF Shares. The Fund, which commenced trading on Cboe as of August 11, 2021, was determined to have fewer than 50 beneficial shareholders as of August 31, 2022, September 30, 2022 and October 31, 2022.

In accordance with Cboe procedures, the Trust must submit a written response to the Staff of Cboe outlining the Trust’s plan to increase the number of shareholders of the Fund and regain compliance with Rule 14.11(l)(4)(B)(i)(c). The Trust intends to submit such a response in a timely manner. If the Staff accepts the Trust’s plan to regain compliance, the Staff will provide up to a six-month “cure period” beginning on the date of the Staff’s notification. The Staff will make available a list of issues that are non-compliant with continued listing standards. In order for the Fund to regain compliance during the “cure period,” the Trust will be required to demonstrate that the Fund has had at least 50 beneficial shareholders. If the Trust is unable to demonstrate that the Fund has at least 50 beneficial holders by the end of the “cure period,” the Staff may delist the Fund.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to regain compliance with Cboe continued listing standards, whether the Fund is able to avoid potential delisting from Cboe, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Funds Exchange-Traded Trust

Date:	December 19, 2022	By:	/s/ Alice A. Pellegrino
		Name:	Alice A. Pellegrino
		Title:	Vice President and Assistant Secretary